Exhibit 32.2

Certification

I, Robert W. Howard, Executive Vice President and Chief Financial Officer of Jagged Peak Energy Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2017 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 9, 2017	/s/ ROBERT W. HOWARD
		Name:	Robert W. Howard
		Title:	Executive Vice President and Chief Financial Officer